UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2007

Hendrx Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-50546	86-0914052
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		No.)

2610 – 1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: 1-(888) 436-3791

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

1.	Effective July 31 2007, Ms Cherry Cai resigned as Chief Financial Officer of Hendrx Corp.
	a.	Ms. Cai’s resignation letter is attached as an exhibit.
	b.	She did not indicate with dissatisfaction the corporation.
3.	Hendrix Corp is pleased to announce the appointment of Mrs. Susan Liu as Acting Chief Financial Officer
Mrs.Liu is an experienced professional who has worked for public companies in North
a.

America and Mainland China. Including HyClone Biochemical China, Thermo-Fisher Scientific where she worked as finance manager for greater china and for Fortum Power and Heat Oy , Beijing Representative Office as a financial analyst

b.	She has a Diploma from the English Language Institute, University of British Columbia – 2001 a Bachelor of Economics with a Major in Business Accounting from An Hui Finance & Trade University – 1985.
c.	A resume of f Ms. Liu’s relevant education and experience is attached as an exhibit hereto

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 - Financial Statements and Exhibits.

Exhibits

Exhibit	Description
No.
99.1	Letter of resignation
99.2	C.V. Ms. Susan Liu

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hendrx Corp.

Date: August 8, 2007	By:	/s/ George Solymar
George Solymar
Chief Executive Officer